                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

New York 13-2774727
(Jurisdiction of incorporation                            (I.R.S. Employer
or organization if not a U.S.                             Identification No.)
national bank)

452 Fifth Avenue, New York, NY                            10018-2706
(212) 525-5600                                            (Zip Code)
(Address of principal executive offices)

                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                                TEKNI-PLEX, INC.*
               (Exact name of obligor as specified in its charter)

Delaware                                    22-3286312
(State or other jurisdiction                (I.R.S. Employer
of incorporation or organization)           Identification No.)

260 North Denton Tap Road
Coppell, Texas                              75019
(972) 304-5077                              (Zip Code)
(Address of principal executive offices)

               12-3/4% Series B Senior Subordinated Notes due 2010
       Guarantees of 12-3/4% Series B Senior Subordinated Notes due 2010
                         (Title of Indenture Securities)

                        *TABLE OF ADDITIONAL REGISTRANTS

                                                                State or Other
                                                               Jurisdiction of    I.R.S. Employer
                                                               Incorporation or   Identification
Name, Address and Telephone Number                               Organization         Number
----------------------------------                               ------------         ------
PureTec Corporation (1)                                            Delaware         22-3376449
Plastic Specialties and Technologies, Inc. (1)                     Delaware         22-2743384
Plastic Specialties and Technologies Investments, Inc. (1)         Delaware         22-2663552
Burlington Resins, Inc. (1)                                        Delaware         22-3334106
Pure Tech APR, Inc. (1)                                            New York         11-3065942
Coast Recycling North, Inc. (1)                                    California       68-0200870
Distributors Recycling, Inc.                                       New Jersey       22-2466975
REI Distributors, Inc. (1)                                         New Jersey       22-2418824
Pure Tech Recycling of California (1)                              California       77-0356589
Alumet Smelting Corp (1)                                           New Jersey       22-2054447
Tri-Seal Holdings, Inc. (1)                                        Delaware         52-2141575
Natvar Holdings, Inc. (1)                                          Delaware         22-3703725
TPI Acquisition Subsidiary, Inc. (1)                               Delaware         52-2340472
TP/Elm Acquisition Subsidiary, Inc. (1)                            Delaware         71-0891561

(1) The address of these additional registrants is: 201 Industrial Parkway, Somerville, New Jersey 08876. The telephone number of each is (908) 722-4800.

                                     General

Item 1. General Information.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                  State of New York Banking Department.

                  Federal Deposit Insurance Corporation, Washington, D.C.

                  Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                           Yes.

Item 2. Affiliations with Obligor.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                           None

Item 16. List of Exhibits

Exhibit
-------
T1A(i)            (1)      Copy of the Organization Certificate of HSBC Bank
                           USA.

T1A(ii)           (1)      Certificate of the State of New York Banking
                           Department dated December 31, 1993 as to the
                           authority of HSBC Bank USA to commence business as
                           amended effective on March 29, 1999.

T1A(iii)                   Not applicable.

T1A(iv)           (3)      Copy of the existing By-Laws of HSBC Bank USA as
                           amended on April 11, 2002.

T1A(v)                     Not applicable.

T1A(vi)           (2)      Consent of HSBC Bank USA required by Section 321(b)
                           of the Trust Indenture Act of 1939.

T1A(vii)                   Copy of the latest report of condition of the trustee
                           (June 30, 2002), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                  Not applicable.

T1A(ix)                    Not applicable.


         (1)      Exhibits previously filed with the Securities and Exchange
                  Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

         (2)      Exhibit previously filed with the Securities and Exchange
                  Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

         (3)      Exhibit previously filed with the Securities and Exchange
                  Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 22nd day of August, 2002.

                                               HSBC BANK USA


                                               By: /s/ Frank J. Godino
                                                  --------------------
                                                       Frank J. Godino
                                                       Vice President

                                                               EXHIBIT T1A (vii)

                               Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                               Federal Deposit Insurance Corporation
                               OMB Number: 3064-0052
                               Office of the Comptroller of the Currency
                               OMB Number: 1557-0081


FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL       Expires March 31, 2004
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                                                         Please refer to
                                                         page i, Table of
                                                         Contents, for the
                                                         required disclosure
                                                         of estimated
                                                         burden.              1

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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 2002  (19980930)
                                               ----------
                                               (RCRI 9999)

This report is required by law; 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 with branches and consolidated subsidiaries (State nonmember banks); and 12 U.S.C.Section 161 (National banks).

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,    Gerald A. Ronning, Executive VP & Controller
   ---------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

           /s/ Gerald A. Ronning
----------------------------------------------
Signature of Officer Authorized to Sign Report

                  8/15/02
----------------------------------------------
Date of Signature

This report form is to be filed by banks in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


              /s/ Youssef Nasr
----------------------------------------------
 Director (Trustee)

           /s/ Bernard J. Kennedy
----------------------------------------------
 Director (Trustee)

             /s/ Sal H. Alfieri
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 Director (Trustee)

SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation (EDS), by modem or computer diskette; or

b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.


FDIC Certificate Number         0  0  5  8  9
                                 (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM

Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087) (Example: www.examplebank.com)

For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy f the completed report that the bank places in its files.

HSBC Bank USA
----------------------------------------------
Legal Title of Bank (TEXT 9010)

Buffalo
----------------------------------------------
City (TEXT 9130)

N.Y.                                             14203
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State Abbrev. (TEXT 9200)                  ZIP Code (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA                      of  Buffalo
----------------------------------------------
Name of Bank                          City

in the state of New York, at the close of business June 30, 2002

ASSETS
                                                                                               Thousands of
                                                                                                 dollars
                                                                                               -----------
Cash and balances due from depository institutions:
a.  Non-interest-bearing balances currency and coin                                            $ 1,816,157
b.  Interest-bearing balances                                                                    1,658,723
   Held-to-maturity securities                                                                   3,669,450
   Available-for-sale securities                                                                12,554,394
   Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold in domestic offices                                                                0
b. Securities purchased under agreements to resell                                               5,979,340
                                                                                               -----------
Loans and lease financing receivables:
   Loans and leases held for sale                                                              $ 2,553,658
                                                                                               -----------
   Loans and leases net of unearned income                                      $39,015,047
                                                                                -----------
   LESS: Allowance for loan and lease losses                                        538,987
                                                                                -----------
   Loans and lease, net of unearned income, allowance, and reserve                             $38,476,060
   Trading assets                                                                               11,359,431
   Premises and fixed assets                                                                       737,811
Other real estate owned                                                                             11,103
Investments in unconsolidated subsidiaries                                                         246,227
Customers' liability to this bank on acceptances outstanding                                        93,300
Intangible assets: Goodwill                                                                      2,162,325
Intangible assets: Other intangible assets                                                         479,872
Other assets                                                                                     2,384,822
Total assets                                                                                    84,182,673
                                                                                               -----------

LIABILITIES

Deposits:
   In domestic offices                                                                          38,513,703
                                                                                               -----------
   Non-interest-bearing                                                           5,001,941
   Interest-bearing                                                              33,511,762
                                                                                -----------
In foreign offices                                                                              17,807,757
                                                                                               -----------
   Non-interest-bearing                                                             426,703
   Interest-bearing                                                              17,381,054
                                                                                -----------

Federal funds purchased and securities sold under agreements to repurchase:
a. Federal funds purchased in domestic offices                                                   1,176,485
b. Securities sold under agreements to repurchase                                                  704,247

Trading Liabilities                                                                              6,301,519
Other borrowed money                                                                             8,535,736
Bank's liability on acceptances                                                                     93,300
Subordinated notes and debentures                                                                1,548,908
Other liabilities                                                                                2,440,222
                                                                                               -----------
Total liabilities                                                                               77,121,877
                                                                                               -----------
Minority Interests in consolidated Subsidiaries                                                        172
                                                                                               -----------
EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                           --
Common Stock                                                                                       205,000
Surplus                                                                                          6,440,465
Retained earnings                                                                                  316,467
Accumulated other comprehensive income                                                              98,692
Other equity capital components                                                                         --
Total equity capital                                                                             7,060,624
Total liabilities, minority interests and equity capital                                        84,182,673
                                                                                               -----------